SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 22, 2002

BOYD GAMING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation or Organization)

1-12168 (Commission File Number)	88-0242733 (I.R.S. Employer Identification No.)

2950 Industrial Road Las Vegas, Nevada 89109 (Address of Principal Executive Offices)(Zip Code)

(702) 792-7200 (Registrant’s telephone number, including area code)

Item 5. Other Events.

         The information set forth in the Registrant’s press release dated March 22, 2002 is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1 Text of Press Release dated March 22, 2002.

2

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOYD GAMING CORPORATION

Date: March 22, 2002	/s/ Ellis Landau Ellis Landau Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit	Description

99.1	Text of Press Release dated March 22, 2002